                                                                EXHIBIT 10.3

                     [ARY, EARMAN AND ROEPCKE LETTERHEAD]


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
United Retail Group, Inc. and the
Plan Administrator of the United
Retail Group Retirement Savings Plan:


        We have audited the accompanying statements of net assets available for benefits of the United Retail Group Retirement Savings Plan as of December 31, 1996 and 1995, and the related statements of changes in net assets available for benefits for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1996 and 1995, and the changes in net assets available for benefits for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                           /s/ Ary, Earman, and Roepcke



Columbus, Ohio,
February 28, 1997.

                  UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS

                               DECEMBER 31, 1996






                                                               Company          Balanced          Fixed             Equity
                                               Total         Stock Fund           Fund             Fund             Fund
                                             ----------      -----------       -----------       ----------      -----------
   ASSETS

   Investments, at Fair Value:
      Determined by Quoted Market
      Price:
         United Retail Group, Inc.
            Stock (Cost $509,200)            $  176,306      $   176,306       $        --       $       --      $        --
         Warburg Pincus International
            Equity Fund (Cost $317,478)         342,048               --                --               --               --
      Cash Equivalents (Cost
         Approximates Fair Value)
            Schwab Money Market Fund             12,198               --                --           12,198               --
            Schwab Government Money
               Market Fund                          190               --                --              190               --
   Participant Loans                            334,515               --                --               --               --
                                             ----------      -----------       -----------       ----------      -----------

               Total Investments                865,257          176,306                --           12,388               --

   Interfund Transfers                               --           (1,231)             (818)             108             (834)

   Cash                                       5,514,267               --         1,497,827        2,055,557        1,439,275
                                             ----------      -----------       -----------       ----------      -----------

               Total Assets                   6,379,524          175,075         1,497,009        2,068,053        1,438,441

   LIABILITIES




   Administrative Expense Payable                52,208            2,413            16,185           22,763            7,281
                                             ----------      -----------       -----------       ----------      -----------

   NET ASSETS AVAILABLE FOR
      BENEFITS                               $6,327,316      $   172,662       $ 1,480,824       $2,045,290      $ 1,431,160
                                             ==========      ===========       ===========       ==========      ===========



                                            Aggressive   International     Loan
                                               Fund          Fund          Fund
                                             --------      --------      --------


   Investments, at Fair Value:
      Determined by Quoted Market
      Price:
         United Retail Group, Inc.
            Stock (Cost $509,200)            $     --      $     --      $     --
         Warburg Pincus International
            Equity Fund (Cost $317,478)            --       342,048            --
      Cash Equivalents (Cost
         Approximates Fair Value)
            Schwab Money Market Fund               --            --            --
            Schwab Government Money
               Market Fund                         --            --            --
   Participant Loans                               --            --       334,515
                                             --------      --------      --------

               Total Investments                   --       342,048       334,515

   Interfund Transfers                          1,405         1,370            --

   Cash                                       521,608            --            --
                                             --------      --------      --------

               Total Assets                   523,013       343,418       334,515

   LIABILITIES



   Administrative Expense Payable               1,800         1,766            --
                                             --------      --------      --------

   NET ASSETS AVAILABLE FOR
      BENEFITS                               $521,213      $341,652      $334,515
                                             ========      ========      ========




    The accompanying notes are an integral part of this financial statement.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS

                                DECEMBER 31, 1995




                                                             Company       Balanced          Fixed           Equity      Aggressive
                                               Total       Stock Fund        Fund            Fund            Fund           Fund
                                            ----------     ---------      -----------      ----------     -----------      --------
   ASSETS
   Investments, at Fair Value:
      Determined by Quoted Market
      Price:
         Vanguard Wellesley Income
            Fund (Cost $1,443,745)          $1,588,578     $      --      $ 1,588,578      $       --     $        --      $     --
         United Retail Group, Inc.
            Stock (Cost $586,955)              175,779       175,779               --              --              --            --
         Fidelity Contra Fund
            (Cost $853,076)                    978,643            --               --              --         978,643            --
         Columbia Special Fund, Inc.
            (Cost $293,113)                    314,248            --               --              --              --       314,248
         Warburg Pincus International
            Equity Fund (Cost $143,071)        160,270            --               --              --              --            --
      Cash Equivalents (Cost
         Approximates Fair Value)
            Schwab Money Market Fund         2,471,042            --               --       2,471,042              --            --
            Schwab Government Money
               Market Fund                      33,453            --               --          33,453              --            --
   Participant Loans                           288,402            --               --              --              --            --
                                            ----------     ---------      -----------      ----------     -----------      --------

               Total Investments             6,010,415       175,779        1,588,578       2,504,495         978,643       314,248

   Interfund Transfers                              --           (47)             (30)             77             (74)           74
   Accrued Income                              122,350            --               --              --          82,336        40,014
   Cash
                                                17,285         1,171               --          16,114              --            --
                                            ----------     ---------      -----------      ----------     -----------      --------

               Total Assets                  6,150,050       176,903        1,588,548       2,520,686       1,060,905       354,336

   LIABILITIES




   Administrative Expense Payable
                                                56,080            --           18,182          26,137           8,462         2,190
                                            ----------     ---------      -----------      ----------     -----------      --------

   NET ASSETS AVAILABLE FOR

      BENEFITS                              $6,093,970     $ 176,903      $ 1,570,366      $2,494,549     $ 1,052,443      $352,146
                                            ==========     =========      ===========      ==========     ===========      ========


                                           International   Loan
                                               Fund        Fund
                                            --------     --------

   Investments, at Fair Value:
      Determined by Quoted Market
      Price:
         Vanguard Wellesley Income
            Fund (Cost $1,443,745)          $     --     $     --
         United Retail Group, Inc.
            Stock (Cost $586,955)                 --           --
         Fidelity Contra Fund
            (Cost $853,076)                       --           --
         Columbia Special Fund, Inc.
            (Cost $293,113)                       --           --
         Warburg Pincus International
            Equity Fund (Cost $143,071)      160,270           --
      Cash Equivalents (Cost
         Approximates Fair Value)
            Schwab Money Market Fund              --           --
            Schwab Government Money
               Market Fund                        --           --
   Participant Loans                              --      288,402
                                            --------     --------

               Total Investments             160,270      288,402

   Interfund Transfers                            --           --
   Accrued Income                                 --           --
   Cash
                                                  --           --
                                            --------     --------

               Total Assets                  160,270      288,402

   LIABILITIES

   Administrative Expense Payable              1,109           --
                                            --------     --------

   NET ASSETS AVAILABLE FOR

      BENEFITS                              $159,161     $288,402
                                            ========     ========




    The accompanying notes are an integral part of this financial statement.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

            STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                      FOR THE YEAR ENDED DECEMBER 31, 1996






                                                                Company         Balanced           Fixed              Equity
                                                 Total         Stock Fund         Fund              Fund               Fund
                                             -----------       ---------       -----------       -----------       -----------

   Investment Income:
      Mutual Funds                           $   255,316       $      --       $   126,428       $        --       $   115,497
      Increase (Decrease) In Net
         Unrealized Appreciation                (213,774)         70,390          (144,833)               --          (125,567)
      Interest                                   131,073              --                --           108,864                --
      Realized Gain (Loss) on
         Sale of Securities                      389,480        (124,135)          164,547                --           272,195
                                             -----------       ---------       -----------       -----------       -----------

         Total Investment Income (Loss)          562,095         (53,745)          146,142           108,864           262,125
                                             -----------       ---------       -----------       -----------       -----------

   Contributions:

      Employer                                    53,786           3,141            11,464            10,826            17,002
      Participants                               827,229          37,653           171,907           262,203           204,029
                                             -----------       ---------       -----------       -----------       -----------

         Total Contribution                      881,015          40,794           183,371           273,029           221,031
                                             -----------       ---------       -----------       -----------       -----------

   Loan Repayments                                    --           5,343            28,271            31,599            26,793


   Loans Issued                                       --          (1,912)          (46,542)         (133,414)          (19,455)

   Interfund Transfers                                --          31,554           (32,855)         (345,119)          141,231

   Administrative Expense                        (47,408)         (3,958)          (11,064)          (16,793)           (9,494)


   Benefits to Participants                   (1,162,356)        (22,317)         (356,865)         (367,425)         (243,514)
                                             -----------       ---------       -----------       -----------       -----------

   Increase (Decrease) in Net
      Assets Available for Benefits              233,346          (4,241)          (89,542)         (449,259)          378,717

   Beginning Net Assets Available
      for Benefits                             6,093,970         176,903         1,570,366         2,494,549         1,052,443
                                             -----------       ---------       -----------       -----------       -----------

   Ending Net Assets Available
      for Benefits                           $ 6,327,316       $ 172,662       $ 1,480,824       $ 2,045,290       $ 1,431,160
                                             ===========       =========       ===========       ===========       ===========







                                            Aggressive    International       Loan
                                               Fund            Fund           Fund
                                             ---------       ---------       ---------

   Investment Income:
      Mutual Funds                           $      --       $  13,391       $      --
      Increase (Decrease) In Net
         Unrealized Appreciation               (21,135)          7,371              --
      Interest                                      --              --          22,209
      Realized Gain (Loss) on
         Sale of Securities                     73,705           3,168              --
                                             ---------       ---------       ---------

         Total Investment Income (Loss)         52,570          23,930          22,209
                                             ---------       ---------       ---------

   Contributions:

      Employer                                   8,339           3,014              --
      Participants                              97,671          53,766              --
                                             ---------       ---------       ---------

         Total Contribution                    106,010          56,780              --
                                             ---------       ---------       ---------

   Loan Repayments                              20,324           6,341        (118,671)


   Loans Issued                                (13,407)         (3,849)        218,579

   Interfund Transfers                          85,631         119,558              --

   Administrative Expense                       (3,360)         (2,739)             --


   Benefits to Participants                    (78,701)        (17,530)        (76,004)
                                             ---------       ---------       ---------

   Increase (Decrease) in Net
      Assets Available for Benefits            169,067         182,491          46,113

   Beginning Net Assets Available
      for Benefits                             352,146         159,161         288,402
                                             ---------       ---------       ---------

   Ending Net Assets Available
      for Benefits                           $ 521,213       $ 341,652       $ 334,515
                                             =========       =========       =========





    The accompanying notes are an integral part of this financial statement.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

            STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                      FOR THE YEAR ENDED DECEMBER 31, 1995




                                                           Company        Balanced          Fixed             Equity
                                            Total        Stock Fund         Fund             Fund              Fund
                                         -----------      ---------      -----------      -----------      -----------

Investment Income:
   Mutual Funds                          $   234,785      $      --      $   107,498      $        --      $    82,336
   Increase (Decrease) In Net
      Unrealized Appreciation                336,792        (76,265)         266,074               --          104,360
   Interest                                  149,953             --               --          136,633               --
   Realized Gain (Loss) on
      Sale of Securities                      25,208        (65,411)           1,617               --           79,621
                                         -----------      ---------      -----------      -----------      -----------

      Total Investment Income (Loss)         746,738       (141,676)         375,189          136,633          266,317

Participants' Contributions                  708,082         45,347          170,923          196,575          173,240

Loan Repayments                                   --          3,860           22,149           21,050           13,050


Loans Issued                                      --        (10,779)         (52,820)         (86,990)         (43,494)

Interfund Transfers                               --         16,381         (241,569)        (104,416)         178,480

Administrative Expense                       (52,540)            --          (14,920)         (25,722)          (7,957)

Benefits to Participants
                                            (634,477)       (35,503)        (250,906)        (220,253)         (95,133)
                                         -----------      ---------      -----------      -----------      -----------

Increase (Decrease) in Net
   Assets Available for Benefits             767,803       (122,370)           8,046          (83,123)         484,503

Beginning Net Assets Available
   for Benefits                            5,326,167        299,273        1,562,320        2,577,672          567,940
                                         -----------      ---------      -----------      -----------      -----------

Ending Net Assets Available
   for Benefits                          $ 6,093,970      $ 176,903      $ 1,570,366      $ 2,494,549      $ 1,052,443
                                         ===========      =========      ===========      ===========      ===========

                                         Aggressive   International       Loan
                                            Fund          Fund            Fund
                                         ---------      ---------      ---------
Investment Income:
   Mutual Funds                          $  40,014      $   4,937      $      --
   Increase (Decrease) In Net
      Unrealized Appreciation               25,424         17,199             --
   Interest                                     --             --         13,320
   Realized Gain (Loss) on
      Sale of Securities                     6,449          2,932             --
                                         ---------      ---------      ---------

      Total Investment Income (Loss)        71,887         25,068         13,320

Participants' Contributions                 88,600         33,397             --

Loan Repayments                             12,263          1,039        (73,411)


Loans Issued                               (29,286)        (8,939)       232,308

Interfund Transfers                         36,716        114,408             --

Administrative Expense                      (2,747)        (1,194)            --

Benefits to Participants
                                           (13,927)        (4,618)       (14,137)
                                         ---------      ---------      ---------

Increase (Decrease) in Net
   Assets Available for Benefits           163,506        159,161        158,080

Beginning Net Assets Available
   for Benefits                            188,640             --        130,322
                                         ---------      ---------      ---------

Ending Net Assets Available
   for Benefits                          $ 352,146      $ 159,161      $ 288,402
                                         =========      =========      =========




    The accompanying notes are an integral part of this financial statement.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

            STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                      FOR THE YEAR ENDED DECEMBER 31, 1994







                                                Company    Balanced      Fixed       Equity     Aggressive      Loan
                                    Total     Stock Fund     Fund         Fund        Fund         Fund         Fund
                                 ----------   ----------  ----------   ----------  ----------   ----------   ----------
Investment Income:
  Mutual Funds                   $  173,742   $     -     $  155,184   $     -     $    6,596   $   11,962   $     -
  Increase (Decrease) in Net
     Unrealized Appreciation       (281,010)     (40,360)   (245,717)        -          9,356       (4,289)        -
  Interest                           87,528           67        -          85,553        -            -           1,908
  Realized Gain (Loss) on
     Sale of Securities             (77,425)     (56,910)    (28,831)        -          7,811          505         -
                                 ----------   ----------  ----------   ----------  ----------   ----------   ----------

     Total Investment Income        (97,165)     (97,203)   (119,364)      85,553      23,763        8,178        1,908
                                 ----------   ----------  ----------   ----------  ----------   ----------   ----------

Contributions:
  Employer                           36,398        7,567      13,122        6,637       3,791        5,281         -
  Participants                      782,876       58,714     258,240      260,503     145,290       60,129         -
                                 ----------   ----------  ----------   ----------  ----------   ----------   ----------

     Total Contribution             819,274       66,281     271,362      267,140     149,081       65,410         -
                                 ----------   ----------  ----------   ----------  ----------   ----------   ----------

Loan Repayments                        -             372       1,761        2,578       2,877          614       (8,202)

Loans Issued                           -            -        (45,463)     (44,455)    (26,366)     (20,332)     136,616

Interfund Transfers                    -            (790)   (829,034)     574,052     118,309      137,463         -

Administrative Expense              (50,660)        -        (22,874)     (21,421)     (5,633)        (732)        -

Benefits to Participants           (917,349)     (42,786)   (336,335)    (362,777)   (173,490)      (1,961)        -
                                 ----------   ----------  ----------   ----------  ----------   ----------   ----------

Increase (Decrease) in Net
  Assets Available for Benefits    (245,900)     (74,126) (1,079,947)     500,670      88,541      188,640      130,322

Beginning Net Assets Available
  for Benefits                    5,572,067      373,399   2,642,267    2,077,002     479,399         -            -
                                 ----------   ----------  ----------   ----------  ----------   ----------   ----------

Ending Net Assets Available
  for Benefits                   $5,326,167   $  299,273  $1,562,320   $2,577,672  $  567,940   $  188,640   $  130,322
                                 ==========   ==========  ==========   ==========  ==========   ==========   ==========


    The accompanying notes are an integral part of this financial statement.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN


                          NOTES TO FINANCIAL STATEMENTS


(1)    DESCRIPTION OF THE PLAN

       General

         The United Retail Group Retirement Savings Plan (the "Plan") is a defined contribution plan covering certain employees of United Retail Group, Inc. and its affiliates (the "Employer") who are at least 21 years of age and have completed 1,000 or more hours of service during their first consecutive twelve months of employment or any calendar year beginning in or after their first consecutive twelve months of employment. Certain employees of the Employer, who are covered by a collective bargaining agreement, are not eligible to participate in the Plan. At December 31, 1996 there were 979 participants in the Plan.

         The following description of the Plan provides only general information. Participants should refer to the Plan agreement for a more complete description of the Plan's provisions. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) as amended.

       Amendments

         Effective January 1, 1994, the Plan was amended and restated to, among other things, (1) permit participant loans as noted under "Participant Loans" below and (2) make certain changes in the Plan as were required by law.

       Contributions

       Employer Contributions:

       The Employer may provide a 50% matching contribution on the first 3% of a participant's voluntary contributions.

       Participant Voluntary Contribution:

         A participant may elect to make a voluntary tax-deferred contribution of 1% to 12% of his or her annual compensation up to the maximum permitted under Section 402(g) of the Internal Revenue Code adjusted annually ($9,500 at December 31, 1996). The annual compensation of each participant taken into account under the Plan is limited to the maximum amount permitted under Section 401(a)(17) of the Internal Revenue Code. The annual compensation limit for the Plan year ended December 31, 1996, was $150,000. Participants earning annually more than $66,000 for the years ended December 31, 1996, 1995 and 1994, respectively, may be limited to voluntary contributions of less than 12% due to requirements by Section 401(k) of the Internal Revenue Code based on the current levels of participant voluntary contributions.

         Vesting

         A participant is fully and immediately vested for voluntary contributions. A summary of vesting percentages in the Employer's contributions follows:


                  Years of Continuous Service                       Percentage
                  ---------------------------                       ----------
                           Less than 3 years                             0%
                           3 years                                      20
                           4 years                                      40
                           5 years                                      60
                           6 years                                      80
                           7 years                                     100

         Payment of Benefits

          The full value of participants' accounts becomes payable upon retirement, disability, or death. Upon termination of employment for any other reason, participants' accounts, to the extent vested, become payable. Participants will receive any benefit to which they are entitled in the form of, (1) lump-sum cash distribution, with those participants holding more than 100 shares of Employer Securities receiving shares for the portion of their account invested in Employer Securities, (2) if eligible a payment directly to an eligible retirement plan specified by the Participant or (3) if the account balance is greater than $3,500 and the Participant has attained age 70-1/2, cash installments over a period not extending beyond the life expectancy of the Participant or the joint and last survivor life expectancies of the Participant and a designated Beneficiary. Those participants with vested account balances more than $3,500 have the option of leaving their accounts invested in the Plan until age 65.

       Participant Loans

          Effective July 1, 1994, participants are permitted to borrow from their account the lesser of $50,000 or 50% of the vested balance of their account for a term of not more than five years with repayment made from payroll deductions. All loans become due and payable in full upon a participant's termination of employment with the Employer. The borrowing constitutes a separate earmarked investment of the participant's account. Interest on the borrowing is based on a formula using the published money call rate on the date of application.

       Amounts Allocated Participants Withdrawn from the Plan

         The vested portion of net assets available for plan benefits allocated to participants withdrawn from the Plan as of December 31, 1996, 1995, and 1994, is set forth below:



                                              Stock       Balanced      Fixed        Equity     Aggressive       Int'l
                                   Total       Fund         Fund         Fund         Fund          Fund         Fund
                                   -----       ----         ----         ----         ----          ----         ----

       December 31, 1996         $ 56,829    $    928     $ 16,680     $  5,585     $ 17,911      $  6,477      $  9,248


       December 31, 1995         $161,004    $  4,079     $ 40,493     $ 50,281     $ 45,127      $ 16,919      $  4,105


       December 31, 1994         $180,460    $  4,870     $ 82,250     $ 77,040     $ 14,024      $  2,276      $      -




         Benefits undeliverable due to addresses are invested in the Schwab
              Government Money Market Fund and held within the Fixed Fund. At December 31, 1996, 1995 and 1994, the Plan was holding $31,269, $33,453 and $31,756, respectively of such assets which are reflected in the above amounts. Prior to 1994 these assets were held in a separate trust account by the Trustee.

         Forfeitures

         Forfeitures are used to reduce the Employer's required contributions. Utilized forfeitures for 1996, 1995 and 1994, is set forth below:


                                         Stock       Balanced        Fixed        Equity     Aggressive     Int'l
                            Total         Fund        Fund           Fund         Fund         Fund         Fund
                            -----         ----        ----           ----         ----         ----         ----

      December 31, 1996    $151,071     $  8,899     $ 33,028      $ 44,021     $ 39,644     $ 17,935     $  7,544


      December 31, 1995    $169,076     $ 13,502     $ 41,877      $ 55,369     $ 35,752     $ 16,488     $  6,088


      December 31, 1994    $135,690     $  9,130     $ 49,171      $ 49,127     $ 27,334     $    928     $      -

           Forfeitures not utilized as of December 31, 1996, 1995 and 1994 represent unallocated assets in the investment funds as follows:



                                             Stock        Balanced       Fixed        Equity       Aggressive      Int'l
                                Total        Fund           Fund         Fund          Fund           Fund         Fund
                                -----        ----           ----         ----          ----           ----         ----

       December 31, 1996       $   -        $   -          $   -        $   -        $   -          $   -        $   -


       December 31, 1995       $124,930     $    770       $ 15,777     $101,957     $  4,945       $  1,241     $    240


       December 31, 1994       $223,064     $  3,852       $ 48,717     $158,215     $ 12,176       $    104     $   -


         Expenses

         Brokerage fees, transfer taxes, and other expenses incurred in connection with the investment of the Plan's assets will be added to the cost of such investments or deducted from the proceeds thereof, as the case may be. Administrative expenses of the Plan, not to exceed .25% of the net asset value of the Plan valued as of the last day of each quarter, will be paid from the Plan from earnings not allocated to participants' accounts. The remainder will be paid by the Employer, unless the Employer elects to pay more or all of such costs.

         Tax Determination

         The Plan obtained its latest determination letter on November 21, 1994, in which the Internal Revenue Service stated that the Plan, as amended and restated January 1, 1994, was in compliance with the applicable requirements of the Internal Revenue Code. Accordingly, the following Federal income tax rules will apply to the Plan:

                 Voluntary tax-deferred contributions made under the Plan by a participant and contributions made by the Employer to participant accounts are generally not taxable until such amounts are distributed.

                 The participants are not subject to Federal income tax on interest, dividends, or gains in their particular accounts until distributed.

          The foregoing is only a brief summary of certain tax implications and applies only to Federal tax regulations currently in effect.

(2) SUMMARY OF ACCOUNTING POLICIES

          The Plan's financial statements are prepared on the accrual basis of accounting. Assets of the Plan are valued at fair value. If available, quoted market prices are used to value investments. The amounts for investments that have no quoted market price are shown at their estimated fair value, which is determined based on yields equivalent for such securities or for securities of comparable maturity, quality, and type as obtained from market makers.

          Realized gains or losses on the distribution or sale of securities represent the difference between the average cost of such securities held and the market value on the date of distribution or sale.

       Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results may differ from those estimates.

(3) INVESTMENTS

Net unrealized appreciation (depreciation), equal to the difference between cost and market value of all investments at the applicable valuation dates, is recognized in determining the value of each fund. The unrealized appreciation (depreciation) as of December 31, 1996, 1995, and 1994, is set forth below:

                                                 Unrealized Appreciation (Depreciation)
                                                 --------------------------------------

                                              Stock        Balanced       Fixed       Equity      Aggressive       Int'l
                                Total          Fund          Fund          Fund        Fund         Fund           Fund
                                -----          ----          ----          ----        ----         ----           ----

       December 31, 1996      $(308,324)    $(332,894)    $    -        $    -      $    -       $    -         $  24,570


       December 31, 1995      $(102,442)    $(411,176)    $ 144,833     $    -      $ 125,567    $  21,135      $  17,199


       December 31, 1994      $(436,274)    $(331,951)    $(121,241)    $    -      $  21,207    $  (4,289)     $    -



          The following is a summary of the net gain (loss) on securities sold during the periods ended December 31, 1996, 1995, and 1994:



                                             Realized Gain (Loss)
                                             --------------------

                                        Stock            Balanced            Fixed            Equity        Aggressive       Int'l
                       Total             Fund              Fund              Fund              Fund            Fund          Fund
                    -----------        ---------        -----------        ----------       ----------       --------       -------
   Year Ended
December 1996
     Proceeds       $ 7,580,312        $  40,890        $ 2,091,472        $3,024,858       $1,746,402       $649,107       $27,583
     Cost             7,190,832          165,025          1,926,925         3,024,858        1,474,207        575,402        24,415
                    -----------        ---------        -----------        ----------       ----------       --------       -------
     Realized       $   389,480        $(124,135)       $   164,547        $     --         $  272,195       $ 73,705       $ 3,168
                    ===========        =========        ===========        ==========       ==========       ========       =======



   Year Ended
December 1995
     Proceeds       $ 2,268,219        $  45,138        $   634,850        $  710,031       $  768,143       $ 71,648       $38,409
     Cost             2,243,011          110,549            633,233           710,031          688,522         65,199        35,477
                    -----------        ---------        -----------        ----------       ----------       --------       -------
     Realized       $    25,208        $ (65,411)       $     1,617        $     --         $   79,621       $  6,449       $ 2,932
                    ===========        =========        ===========        ==========       ==========       ========       =======



   Year Ended
December 1994
     Proceeds       $ 4,279,914        $  61,533        $ 1,226,336        $2,699,562       $  268,648       $ 23,835       $  --
     Cost             4,357,339          118,443          1,255,167         2,699,562          260,837         23,330          --
                    -----------        ---------        -----------        ----------       ----------       --------       -------
     Realized       $   (77,425)       $ (56,910)       $   (28,831)       $     --         $    7,811       $    505       $  --
                    ===========        =========        ===========        ==========       ==========       ========       =======



Contributions under the Plan are invested in one of six investment funds: (1)
    The Company Stock Fund, consisting of common stock of the United Retail Group, Inc., (2) the Balanced Fund, which is invested in the Vanguard Wellesley Income Fund, (3) the Fixed Fund, which is invested in the Schwab Money Market Fund, prior to October of 1994 the assets were invested in the Vanguard Money Market Reserves Prime Portfolio Fund, (4) the Equity Fund, which is invested in the Fidelity Contra Fund and prior to February of 1995 the Vanguard World Fund - U.S. Growth Portfolio, (5) effective July 1, 1994 the Aggressive Fund, which is invested in the Columbia Special Fund, Inc., and (6) effective January 1, 1995 the International Fund, which invests in the Warburg Pincus International Equity Fund.

Participants' voluntary and the Employer's contributions may be invested in any one or more of the funds, at the election of the participant. There are 145 participants in the Company Stock Fund, 465 in the Balanced Fund, 365 in the Fixed Fund, 403 in the Equity Fund, 264 in the Aggressive Fund, and 154 in the International Fund at December 31, 1996.

During the year ended December 31, 1996 the Employer adopted a resolution to change the Plan's trustee effective January 1, 1997. To facilitate the transfer of assets the investments held under the Balanced Fund, the Fixed Fund, the Equity Fund, and the Aggressive Fund were sold December 30, 1996, since they would not be available under the new trustee. These funds were transferred in 1997 and reinvested in funds of like investment objectives as follows: (1) the Balanced Fund, invested in Scudder Balanced Fund, (2) the Fixed Fund, invested in the Scudder Cash Investment Trust, (3) the Equity Fund, invested in the Scudder Growth and Income Fund, and (4) the Aggressive Fund, invested in the Janus Enterprise Fund.

(4)    PLAN ADMINISTRATION

The Plan is administered by a Committee, the members of which are appointed by the Board of Directors of the Employer.

(5)    PLAN TERMINATION

Although the Employer has not expressed any intent, the Employer has the right under the Plan to discontinue their contributions at any time. United Retail Group, Inc. has the right at any time, by action of its Board of Directors, to terminate the Plan subject to the provisions of ERISA. Upon Plan termination or partial termination, participants will become fully vested in their accounts.